M&I Auto Loan Trust 2001-1                                               Page 1
Monthly Servicing Report

Distribution Date                October 21, 2002                                              Closing Date:         August 30, 2001
Collection Period Begin Date:   September 1, 2002                                Previous Distribution Date:      September 20, 2002
Collection Period End Date:    September 30, 2002                       Previous Collection Period End Date:         August 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Accrual      Legal Final
A. Initial Bond Characteristics                          Cutoff Balance     Coupon      Calendar       Maturity          CUSIP
------------------------------------------------------------------------------------------------------------------------------------
I.   Class A-1 Notes                                    $  82,000,000.00     3.510%    Actual/360    August 20, 2002     55255PAA8
ii   Class A-2 Notes                                    $  90,000,000.00     3.890%      30/360    November 20, 2004     55255PAB6
iii  Class A-3 Notes                                    $ 112,000,000.00     4.490%      30/360       April 20, 2006     55255PAC4
iv   Class A-4 Notes                                    $  52,590,000.00     4.970%      30/360       March 20, 2007     55255PAD2
v    Class B Notes                                      $  10,410,000.00     5.880%      30/360        June 20, 2008     55255PAEO
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             Balance as of                 % of Original Balance   Unpaid Interest   Unpaid Interest
B. Bond Balances                       9/20/2002       10/21/2002         9/20/2002    10/21/2002    9/20/2002         10/21/2002
------------------------------------------------------------------------------------------------------------------------------------
I.   Class A-1 Notes               $           0.00     $           0.00      0.00%         0.00%               --                --
ii   Class A-2 Notes               $  18,173,636.99     $   8,317,447.23     20.19%         9.24%               --                --
iii  Class A-3 Notes               $ 112,000,000.00     $ 112,000,000.00    100.00%       100.00%               --                --
iv   Class A-4 Notes               $  52,590,000.00     $  52,590,000.00    100.00%       100.00%               --                --
v    Class B Notes                 $  10,410,000.00     $  10,410,000.00    100.00%       100.00%               --                --
------------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 2
Monthly Servicing Report

Distribution Date               October 21, 2002                                             Closing Date:    August 30, 2001
Collection Period Begin Date:  September 1, 2002                               Previous Distribution Date: September 20, 2002
Collection Period End Date:   September 30, 2002                      Previous Collection Period End Date:    August 31, 2002

-------------------------------------------------------------------------------------------------------------------------
C. Reserve Account
-------------------------------------------------------------------------------------------------------------------------
I.   Initial Reserve Deposit                                                      $ 1,735,000.00
ii   Beginning of Period Reserve Balance                                          $ 2,602,500.00
iii  Specified Reserve Account Percent                                                      1.00% of Current Pool Balance
iv   Specified Reserve Account Floor                                              $ 2,602,500.00
v    Specified Reserve Account Balance                                            $ 2,602,500.00
vi   Reserve Account Release                                                                0.00
vii  Reserve Account Draws                                                        $         0.00
viii Reserve Account Deposits                                                     $         0.00
ix   End of Period Reserve Balance                                                $ 2,602,500.00
x    Outstanding Simple Interest Advances                                         $    64,189.26
-------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
D. Servicing
-----------------------------------------------------------------------
I    Servicing Fee Percentage                                     0.50%
ii   Beginning of Period Servicing Shortfall                      0.00
iii  End of Period Servicing Shortfall                            0.00
-----------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 3
Monthly Servicing Report


Distribution Date                   October 21, 2002                                       Closing Date:    August 30, 2001
Collection Period Begin Date:      September 1, 2002                         Previous Distribution Date: September 20, 2002
Collection Period End Date:       September 30, 2002                Previous Collection Period End Date:    August 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
                                                   Initial Balance            Balance as of                   % of Original as of
E. Portfolio Characteristics                          8/22/2001         8/31/2002        9/30/2002          8/31/2002     9/30/2002
------------------------------------------------------------------------------------------------------------------------------------
I    Principal Balance                             $347,000,000.07   $193,173,636.99   $183,317,447.23         55.67%        52.83%
ii   Number of Contracts                                    25,198            17,822            17,296         70.73%        68.64%
iii  Weighted Average Coupon (WAC)                            9.01%             9.00%             9.00%
iv   Weighted Average Original Term                          59.70             59.76             59.80
v    Weighted Average Remaining Term                         51.23             40.23             39.38
vi   Weighted Average Seasoning                               8.47             19.52             20.42
------------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                               Page 4
Monthly Servicing Report

Distribution Date                          October 21, 2002                                       Closing Date:      August 30, 2001
Collection Period Begin Date:             September 1, 2002                         Previous Distribution Date:   September 20, 2002
Collection Period End Date:              September 30, 2002                Previous Collection Period End Date:      August 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
F.1 Portfolio Performance                          # of Contracts             % of # of Contracts                Principal Balance
                                               8/31/2002     9/30/2002      8/31/2002     9/30/2002        8/31/2002      9/30/2002
------------------------------------------------------------------------------------------------------------------------------------
I    30-59 Days Delinquent                        74            82            0.42%           0.47%        941,381.85    990,570.45
ii   60-89 Days Delinquent                        20            18            0.11%           0.10%        241,885.35    236,867.60
iii  90-119 Days Delinquent                       15            12            0.08%           0.07%        156,723.59    134,657.10
iv   120+ Days Delinquent                          5             8            0.03%           0.05%         31,225.00     83,188.37
v    Repo in Inventory (Charged-Off)               7             5            0.04%           0.03%        103,538.90     57,913.70
vi   Repo in Inventory (Not Charged-Off)           6             6            0.03%           0.03%         81,803.54     73,222.75
vii  Gross Charge-Offs in Period                  17            16            0.10%           0.09%         89,478.16     73,288.16
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        % of Principal Balance
                                                        8/31/2002     9/30/2002
--------------------------------------------------------------------------------
I    30-59 Days Delinquent                                  0.49%         0.54%
ii   60-89 Days Delinquent                                  0.13%         0.13%
iii  90-119 Days Delinquent                                 0.08%         0.07%
iv   120+ Days Delinquent                                   0.02%         0.05%
v    Repo in Inventory (Charged-Off)                        0.05%         0.03%
vi   Repo in Inventory (Not Charged-Off)                    0.04%         0.04%
vii  Gross Charge-Offs in Period                            0.05%         0.04%
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
F.2 Ratios                                                       Ratio
                                               7/31/2002     8/31/2002      9/30/2002       3 Month Average
-----------------------------------------------------------------------------------------------------------
I    Net Loss Ratio                              0.44%         0.34%          0.17%              0.32%
ii   Delinquency Ratio                           0.18%         0.22%          0.25%              0.22%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
G. Portfolio Charge-Offs                                    Dollar Amount            % of Original Balance
                                                   8/31/2002          9/30/2002     8/31/2002     9/30/2002
-----------------------------------------------------------------------------------------------------------
I    Gross Charge-Offs in Period                 $   89,478.16      $   73,288.16     0.026%        0.021%
ii   Cumulative Gross Charge-Offs                $1,039,504.00      $1,112,792.16     0.300%        0.321%
iii  Net Losses in Period                        $   55,756.71      $   26,609.84     0.016%        0.008%
iv   Cumulative Net Losses                       $  780,484.04      $  807,093.88     0.225%        0.233%
-----------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 5
Monthly Servicing Report

Distribution Date                   October 21, 2002                                               Closing Date:    August 30, 2001
Collection Period Begin Date:      September 1, 2002                                      Previous Distribution: September 20, 2002
Collection Period End Date:       September 30, 2002                        Previous Collection Period End Date:    August 31, 2002

------------------------------------------------------------------------------------------------
H. Pool Collections
------------------------------------------------------------------------------------------------
I.    Borrower Interest Collections                                                 1,515,532.42
ii    Borrower Principal Collections                                                9,772,055.39
iii   Net Liquidation Proceeds                                                         10,846.21
iv    Recoveries                                                                       46,678.32
v.    Simple Interest Advance                                                          64,189.26
vi.   Repurchase Amounts (Interest)                                                           --
vii.  Repurchase Amounts (Principal)                                                          --
viii. Total Interest Collections                                                    1,579,721.68
ix.   Total Principal Collections                                                $  9,829,579.92
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
I. Pool Balance Reconciliation
------------------------------------------------------------------------------------------------

I.    Beginning Pool Balance                                                      193,173,636.99
ii    Pool Balance Reductions from Principal Collections                            9,782,901.60
iii   Gross Charge-Offs in Period                                                      73,288.16
iv    Ending Pool Balance                                                         183,317,447.23
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
J. Total Available
------------------------------------------------------------------------------------------------
I.    Total Pool Collections                                                       11,409,301.60
ii    Reinvestment Income from Reserve Account                                   $          0.00
        Reserve Account Balance                                $ 2,602,500.00
        Specified Reserve Account Amount                       $ 2,602,500.00
                                                               --------------
iii   Reserve Account Release                                                                 --
iv    Reserve Account Draw                                                                  0.00
v     Collected Funds                                                              11,409,301.60
------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                               Page 6
Monthly Servicing Report

Distribution Date                        October 21, 2002                                       Closing Date:        August 30, 2001
Collection Period Begin Date:           September 1, 2002                         Previous Distribution Date:     September 20, 2002
Collection Period End Date:            September 30, 2002                Previous Collection Period End Date:        August 31, 2002

-----------------------------------------------------------------------------------------------------------------------
K. Waterfall                                           Calculation     Amount Due      Amount Available    Amount Paid
                                                          Steps                        for Distribution
-----------------------------------------------------------------------------------------------------------------------
I    Reimbursement of Outstanding Simple Interest
     Advances                                        $          0.00  $  626,400.26     $11,409,301.60      626,400.26

          Servicing Fee                                    80,489.02
          Previous Servicing Fee Shortfall                      0.00
                                                     ================

ii   Total Servicing Fee                             $     80,489.02  $   80,489.02      10,782,901.34       80,489.02
iii  Class A Notes Interest Distribution                                 695,789.79      10,702,412.32      695,789.79
          Class A Notes Balance                      $182,763,636.99
          Pool Balance                               $183,317,447.23
                                                     ================
iv   Priority Principal Distribution                 $          0.00            -        10,006,622.53             -
v    Class B Notes Interest Distribution             $          0.00      51,009.00      10,006,622.53       51,009.00
vi   Reserve Fund Deposit                            $          0.00  $        0.00       9,955,613.53             -
          a) Previous Class A-1 Notes                $          0.00  $        0.00                -               -
          b) Previous Note Balance - Pool Balance    $  9,856,189.76  $        0.00                -               -
     X.)  MAX of a) and b)                           $  9,856,189.76  $        0.00                -               -
     Y.)  Priority Principal Distribution Amount     $          0.00  $        0.00                -               -
                                                     ================
vii  Regular Principal Distribution                  $  9,856,189.76   9,856,189.76       9,955,613.53    9,856,189.76
viii Release to Seller                                                    99,423.77          99,423.77       99,423.77
-----------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 7
Monthly Servicing Report

Distribution Date                                 October 21, 2002                               Closing Date:       August 30, 2001
Collection Period Begin Date:                    September 1, 2002                 Previous Distribution Date:    September 20, 2002
Collection Period End Date:                     September 30, 2002        Previous Collection Period end Date:       August 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
L. Bond Interest Distributions                                                 Previous     Accrued
                                                  Number of Days    Current    Interest   Interest on    Total Bond      Total Bond
                                          Coupon  in Pay Period     Interest   Shortfall    Interest    Interest Due   Interest Paid
------------------------------------------------------------------------------------------------------------------------------------
    Total Class A Notes                                           $695,789.79    0.00         0.00       695,789.79      695,789.79
    Class A-1 Notes                       3.510%        31        $      0.00    0.00         0.00             0.00               -
    Class A-2 Notes                       3.890%        30        $ 58,912.87    0.00         0.00        58,912.87       58,912.87
    Class A-3 Notes                       4.490%        30        $419,066.67    0.00         0.00       419,066.67      419,066.67
    Class A-4 Notes                       4.970%        30        $217,810.25    0.00         0.00       217,810.25      217,810.25
    Class B Notes                         5.880%        30        $ 51,009.00    0.00         0.00        51,009.00       51,009.00
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------
                                                        Interest
                                                        Shortfall
-----------------------------------------------------------------
    Total Class A Notes                                   0.00
    Class A-1 Notes                                       0.00
    Class A-2 Notes                                       0.00
    Class A-3 Notes                                       0.00
    Class A-4 Notes                                       0.00
    Class B Notes                                         0.00
-----------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
M. Bond Principal Distributions
------------------------------------------------------------------------------------------------------------------------------------
   Priority Principal Distribution                                           -
   Regular Principal Distribution                                   9,856,189.76
                                                                  ==============
   Total Principal Distribution                                     9,856,189.76
                                                                               0
   Class A-1 Notes Principal Distribution                                   0.00
   Class A-2 Notes Principal Distribution                           9,856,189.76
   Class A-3 Notes Principal Distribution                                   0.00
   Class A-4 Notes Principal Distribution                                   0.00
   Class B Notes Principal Distribution                                     0.00
------------------------------------------------------------------------------------------------------------------------------------

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE:    October 21, 2002
MONTHLY PERIOD:       September, 2002

Under the Sales and Servicing Agreement dated as of August 30, 2001 among Marshall & Ilsley Bank as servicer and Marshall & Ilsley Auto Receivables LLC, as seller, Marshall & Ilsley Auto Trust 2001-1 as issuer and the Bank One, National Association as indenture trustee, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Monthly Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Current Monthly Distribution

1. Notes

          (A) The aggregate amount of the distribution with respect to:

                            Class A-1 Notes                           -
                            Class A-2 Notes                  9,915,102.63
                            Class A-3 Notes                    419,066.67
                            Class A-4 Notes                    217,810.25
                              Class B Notes                     51,009.00

          (B) The amount of the distribution set forth in paragraph A.1 (A) above in respect of interest on:

                            Class A-1 Notes                           -
                            Class A-2 Notes                     58,912.87
                            Class A-3 Notes                    419,066.67
                            Class A-4 Notes                    217,810.25
                              Class B Notes                     51,009.00


          (C) The amount of the distribution set forth in paragraph A.1
              (A) above in respect of principal on:

                           Class A-1 Notes                            -
                           Class A-2 Notes                   9,856,189.76
                           Class A-3 Notes                            -
                           Class A-4 Notes                            -
                             Class B Notes                            -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE:    October 21, 2002
MONTHLY PERIOD:       September, 2002

          (D) The amount of the distribution set forth in paragraph A.1
              (A) above per $1,000 interest in:

                              Class A-1 Notes                     -
                              Class A-2 Notes                  110.16780700
                              Class A-3 Notes                    3.74166670
                              Class A-4 Notes                    4.14166667
                                Class B Notes                    4.90000000


          (E) The amount of the distribution set forth in paragraph A.1
              (B) above per $1,000 interest in:

                              Class A-1 Notes                     -
                              Class A-2 Notes                    0.65458744
                              Class A-3 Notes                    3.74166670
                              Class A-4 Notes                    4.14166667
                                Class B Notes                    4.90000000


          (F) The amount of the distribution set forth in paragraph A.1
              (C) above per $1,000 interest in:

                              Class A-1 Notes                     -
                              Class A-2 Notes                  109.51321956
                              Class A-3 Notes                     -
                              Class A-4 Notes                     -
                                Class B Notes                     -


B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

1. Pool Balance and Note Principal Balance

          (A) The Pool Balance at the close of business on the last day of the Monthly Period:

                                                              183,317,447.23

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE: October 21, 2002
MONTHLY PERIOD:    September, 2002

       (B)         The aggregate outstanding principal
                   amount of each Class of Notes after
                   giving effect to payments allocated
                   to principal as set forth in
                   paragraph A.1 (C) above with
                   respect to:


                                       Class A-1 Notes                        -
                                       Class A-2 Notes             8,317,447.23
                                       Class A-3 Notes           112,000,000.00
                                       Class A-4 Notes            52,590,000.00
                                         Class B Notes            10,410,000.00


       (C)         The Note Pool Factor for each Class
                   of Notes after giving affect to the
                   payments set forth in paragraph A.1
                   (C) above with respect to:


                                       Class A-1 Notes                        -
                                       Class A-2 Notes               0.09241608
                                       Class A-3 Notes               1.00000000
                                       Class A-4 Notes               1.00000000
                                         Class B Notes               1.00000000


       (D)         The amount of aggregate Realized
                   Losses for the preceding Monthly
                   Period:                                            26,609.84


       (E)         The aggregate Purchase Amount for
                   all Receivables that were
                   repurchased in the Monthly Period:                         -


2. Servicing Fee

                   The aggregate amount of the
                   Servicing Fee paid to the Servicer
                   with respect to the preceding
                   Monthly Period                                     80,489.02

3. Payment Shortfalls

       (A)         The amount of the Noteholders'
                   Interest Carryover Shortfall after
                   giving effect to the payments set
                   forth in paragraph A.1 (B) above
                   with respect to:


                                       Class A-1 Notes                        -
                                       Class A-2 Notes                        -
                                       Class A-3 Notes                        -
                                       Class A-4 Notes                        -
                                         Class B Notes                        -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE: October 21, 2002
MONTHLY PERIOD:    September, 2002

       (B)         The amount of the Noteholders'
                   Interest Carryover Shortfall set
                   forth in paragraph 3(A) above per
                   $1,000 interest with respect to:


                                       Class A-1 Notes                        -
                                       Class A-2 Notes                        -
                                       Class A-3 Notes                        -
                                       Class A-4 Notes                        -
                                         Class B Notes                        -


4

       (A)         The aggregate amount of collections
                   by the Servicer during the
                   preceding Monthly Period:                      11,409,301.60

       (B)         The aggregate amount which was
                   received by the Trust from the
                   Servicer during the Monthly Period:            11,328,812.58

       (C)         The number of Receivables that are
                   delinquent for:
                                            30-59 days                       82
                                            60-89 days                       18
                                       90 or more days                       20
                        Repossessed Autos in Inventory                       11